Lincoln Variable Insurance Products Trust LVIP Delaware Wealth Builder Fund Supplement Dated July 2, 2020 to the Summary Prospectus dated May 1, 2020

This Supplement updates certain information in the Summary Prospectus for the LVIP Delaware Wealth Builder Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, the Summary Prospectus is amended as follows:

1.	The first paragraph under “Principal Investment Strategies” on page 2 is deleted in its entirety and replaced with the following:

Lincoln Investment Advisors Corporation (the “Adviser”) serves as the investment adviser to the Fund. Delaware Investments Fund Advisers (“DIFA”) serves as the Fund’s sub-adviser. In managing the Fund, DIFA may utilize sub-sub-advisers, Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Funds Management Hong Kong Limited (“MFMHKL”) and Macquarie Investment Management Austria Kapitalanlage (“MIMAK”), which are affiliates of DIFA (collectively and including DIFA, the “Sub-Adviser”). The Sub-Adviser is responsible for the day-to-day management of the Fund.

2.	The “Portfolio Managers” section on page 5 is deleted in its entirety and replaced with the following:

Portfolio Manager

DIFA Portfolio Manager	Company Title	Experience with Fund
Christopher Gowlland, CFA	Vice President, Senior Quantitative Analyst	Since June 2020

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE